Exhibit 99.1

1st Quarter 2022 // Quarter Ended March 31, 2022

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

centerspace

Union Pointe // Denver, CO

Earnings Release

Centerspace Reports First Quarter 2022 Financial Results and Affirms Core FFO Guidance
MINNEAPOLIS, MN, May 2, 2022 – Centerspace (NYSE: CSR) announced today its financial and operating results for the three months ended March 31, 2022. The tables below show Net Income, Funds from Operations (“FFO”)1, and Core FFO1, all on a per share basis, for the three months ended March 31, 2022; Same-Store Revenues, Expenses, and Net Operating Income (“NOI”)1 over comparable periods; and Same-Store Weighted-Average Occupancy for each of the three months ended March 31, 2022, December 31, 2021, and March 31, 2021.

	Three Months Ended March 31,
Per Share	2022	2021
Net Income - diluted	$(0.68)	$(0.49)
FFO - diluted	$1.01	$0.92
Core FFO - diluted	$0.98	$0.95

	Year-Over-Year Comparison	Sequential Comparison
Same-Store Results	Q1 2022 vs. Q1 2021	Q1 2022 vs. Q4 2021
Revenues	8.6%	(0.2)%
Expenses	9.6%	4.2%
NOI	7.8%	(3.0)%

	Three months ended
Same-Store Results	March 31, 2022	December 31, 2021	March 31, 2021
Weighted Average Occupancy	93.9%	93.4%	94.7%
(1)NOI, FFO, Core FFO, and same-store results are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” below.
Highlights
•Net Loss was $(0.68) per diluted share for the first quarter of 2022, compared to a Net Loss of $(0.49) per diluted share for the same period of 2021;
•Core FFO increased 3.2% to $0.98 per diluted share for the three months ended March 31, 2022, compared to $0.95 for the three months ended March 31, 2021;
•Same-store revenues increased by 8.6% for the first quarter of 2022 compared to the first quarter of 2021;
•Same-store new lease rates were 6.9% for the first quarter of 2022, compared to 0.7% in the same period the prior year. Same-store renewal lease over lease rates were 9.6% for the first quarter of 2022, compared to 4.0% in the same period the prior year. Same-store blended lease over lease rates were 7.9% for the first quarter of 2022, compared to 2.0% for the same period the prior year;
•Continued to grow the portfolio through the addition of 4 communities totaling 397 homes in the Minneapolis, Minnesota region; and
•Continued to strengthen the balance sheet by issuing 321,000 common shares under the ATM program for net proceeds of $31.7 million.

1

Acquisitions and Dispositions
During the quarter, Centerspace acquired a portfolio of three communities in the Minneapolis, Minnesota region totaling 267 apartment homes for an aggregate purchase price of $68.1 million. The company also acquired Noko Apartments in Minneapolis for an aggregate purchase price of $46.4 million. The company previously financed the construction and mezzanine loan.
Subsequent Events
Following the end of the quarter, Centerspace paid off $22.3 million in mortgages. The Company does not have significant debt maturities over the next three years with only 5% of total debt maturing through the first quarter of 2025.
Balance Sheet
At the end of the first quarter, Centerspace had $223.3 million of total liquidity on its balance sheet, consisting of $210.0 million available under the lines of credit and cash and cash equivalents of $13.3 million.
Revised 2022 Financial Outlook
Centerspace revised its 2022 financial outlook and affirms its Core FFO guidance. For additional information, see S-14 of the Supplemental Financial and Operating Data for the quarter ended March 31, 2022 included at the end of this release. These ranges should be considered in their entirety. The revised outlook is:

	Previous Outlook for 2022		Updated Outlook for 2022
	Low	High	Low	High
Earnings per Share – diluted	$(0.41)	$(0.16)	$(0.37)	$(0.11)
Same-Store Revenue	6.0%	8.0%	7.0%	9.0%
Same-Store Expenses	3.5%	5.0%	5.5%	7.5%
Same-Store NOI	8.0%	10.0%	8.0%	10.0%
FFO per Share – diluted	$4.25	$4.50	$4.26	$4.52
Core FFO per Share – diluted	$4.33	$4.57	$4.33	$4.57
Upcoming Events
On May 17, 2022, at 9:00 a.m. CDT, Centerspace will be holding its 2022 Annual Meeting of Shareholders live via the Internet. Shareholders can participate in and/or vote at the Annual Meeting via live webcast over the internet at www.virtualshareholdermeeting.com/CSR2022. Shareholders must enter their 16-digit control number found in their proxy materials, either on the Notice of Internet Availability of Proxy Materials, the proxy card, or in the instructions that accompanied the proxy materials to enter the 2022 Annual Meeting. The company urges the shareholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The Annual Meeting webcast will begin promptly at 9:00 a.m. CDT. On the day of the Annual Meeting, the company recommends that you log into its virtual meeting at least 15 minutes prior to the scheduled start time to ensure you can access the meeting.
Earnings Call

Live webcast and replay: https://ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Tuesday, May 3, 2022, at 10:00 AM ET		Replay available until May 17, 2022
USA Toll Free Number	1-844-200-6205	USA Toll Free Number	1-866-813-9403
International Toll Free Number	1-929-526-1599	International Toll Free Number	44-204-525-0658
Canada Toll Free Number	1-833-950-0062	Canada Toll Free Number	1-226-828-7578
Conference Number	273559	Conference Number	099828
Supplemental Information
Supplemental Operating and Financial Data for the quarter ended March 31, 2022 included herein (“Supplemental Information”), is available in the Investors section on Centerspace’s website at www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.

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About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of March 31, 2022, Centerspace owned 83 apartment communities consisting of 14,838 apartment homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a Top Workplace for 2021 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in Centerspace's filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in its Annual Report on Form 10-K for the year ended December 31, 2021, in its subsequent quarterly reports on Form 10-Q, and in other public reports. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Emily Miller
Phone: 701-837-7104
IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 701-837-7104
kweber@centerspacehomes.com

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Supplemental Financial and Operating Data
Table of Contents
March 31, 2022

Common Share Data (NYSE: CSR)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2022	2021	2021	2021	2021
High closing price	$108.27	$111.26	$105.42	$79.71	$73.42
Low closing price	$89.01	$96.58	$78.42	$67.28	$68.00
Average closing price	$97.15	$103.29	$94.10	$71.99	$71.37
Closing price at end of quarter	$98.12	$110.90	$94.50	$78.90	$68.00
Common share distributions – annualized	$2.92	$2.88	$2.88	$2.80	$2.80
Closing dividend yield – annualized	3.0%	2.6%	3.1%	3.6%	4.1%
Closing common shares outstanding (thousands)	15,365	15,016	14,281	14,045	13,220
Closing limited partnership units outstanding (thousands)	997	832	845	881	950
Closing Series E preferred units outstanding, as converted (thousands)	2,186	2,186	2,186	—	—
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,819,930	$1,999,971	$1,635,984	$1,177,661	$963,560

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
REVENUE	$60,314	$57,988	$50,413	$46,656	$46,648
EXPENSES
Property operating expenses, excluding real estate taxes	19,014	16,852	14,434	13,018	13,449
Real estate taxes	6,859	6,654	5,916	5,742	5,792
Property management expense	2,253	2,697	2,203	2,085	1,767
Casualty (gain) loss	598	280	(10)	(27)	101
Depreciation/amortization	31,001	30,418	22,447	19,308	19,992
General and administrative expenses	4,500	4,231	4,279	3,797	3,906
TOTAL EXPENSES	$64,225	$61,132	$49,269	$43,923	$45,007
Gain (loss) on sale of real estate and other investments	—	678	—	26,840	—
Operating income (loss)	(3,911)	(2,466)	1,144	29,573	1,641
Interest expense	(7,715)	(7,456)	(7,302)	(7,089)	(7,231)
Interest and other income (loss)	1,063	1,117	(5,082)	619	431
Net income (loss)	$(10,563)	$(8,805)	$(11,240)	$23,103	$(5,159)
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	2,157	1,793	1,930	(1,386)	469
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(23)	(36)	(22)	(19)	(17)
Net income (loss) attributable to controlling interests	(8,589)	(7,208)	(9,492)	21,538	(4,867)
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(10,196)	$(8,815)	$(11,099)	$19,931	$(6,474)

Per Share Data - Basic
Net earnings (loss) per common share – basic	$(0.68)	$(0.61)	$(0.79)	$1.49	$(0.49)

Per Share Data - Diluted
Net earnings (loss) per common share – diluted	$(0.68)	$(0.61)	$(0.79)	$1.48	$(0.49)

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CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
ASSETS
Real estate investments
Property owned	$2,390,952	$2,271,170	$2,203,606	$1,838,837	$1,883,407
Less accumulated depreciation	(465,752)	(443,592)	(426,926)	(407,400)	(408,014)
	1,925,200	1,827,578	1,776,680	1,431,437	1,475,393
Mortgage loans receivable	—	43,276	42,160	37,457	30,107
Total real estate investments	1,925,200	1,870,854	1,818,840	1,468,894	1,505,500
Cash and cash equivalents	13,313	31,267	20,816	5,194	10,816
Restricted cash	2,409	7,358	2,376	8,444	1,610
Other assets	24,651	30,582	34,919	17,218	18,427
TOTAL ASSETS	$1,965,573	$1,940,061	$1,876,951	$1,499,750	$1,536,353

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$50,360	$62,403	$58,092	$52,413	$53,852
Revolving line of credit	46,000	76,000	57,000	87,000	181,544
Notes payable, net of loan costs	299,359	299,344	299,454	319,286	319,236
Mortgages payable, net of loan costs	521,536	480,703	489,140	287,143	293,709
TOTAL LIABILITIES	$917,255	$918,450	$903,686	$745,842	$848,341

SERIES D PREFERRED UNITS	$22,412	$25,331	$21,585	$18,022	$16,560
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,203,685	1,157,255	1,092,130	1,033,940	980,453
Accumulated distributions in excess of net income	(495,732)	(474,318)	(454,691)	(433,310)	(443,409)
Accumulated other comprehensive income (loss)	(2,550)	(4,435)	(5,784)	(12,064)	(12,798)
Total shareholders’ equity	$798,933	$772,032	$725,185	$682,096	$617,776
Noncontrolling interests – Operating Partnership and Series E preferred units	226,302	223,600	225,850	53,133	53,007
Noncontrolling interests – consolidated real estate entities	671	648	645	657	669
Total equity	$1,025,906	$996,280	$951,680	$735,886	$671,452
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,965,573	$1,940,061	$1,876,951	$1,499,750	$1,536,353

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)
This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by us, may not be comparable to non-GAAP financial measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does.
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of newly-constructed properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows us to evaluate full period-over-period operating comparisons for existing apartment communities and their contribution to net income. The company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI, renewing the leases on existing residents, controlling operating costs, and making prudent capital improvements.
Reconciliation of Operating Income (Loss) to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

	(in thousands, except percentages)
	Three Months Ended			Sequential		Year-Over-Year
	3/31/2022	12/31/2021	3/31/2021	$ Change	% Change	$ Change	% Change
Operating income (loss)	$(3,911)	$(2,466)	$1,641	$(1,445)	58.6%	$(5,552)	(338.3)%
Adjustments:
Property management expenses	2,253	2,697	1,767	(444)	(16.5)%	486	27.5%
Casualty (gain) loss	598	280	101	318	113.6%	497	492.1%
Depreciation and amortization	31,001	30,418	19,992	583	1.9%	11,009	55.1%
General and administrative expenses	4,500	4,231	3,906	269	6.4%	594	15.2%
(Gain) loss on sale of real estate and other investments	—	(678)	—	678	(100.0)%	$—	—
Net operating income	$34,441	$34,482	$27,407	$(41)	(0.1)%	$7,034	25.7%

Revenue
Same-store	$46,891	$46,980	$43,194	$(89)	(0.2)%	$3,697	8.6%
Non-same-store	12,507	10,198	1,047	2,309	22.6%	11,460	1,094.6%
Other properties	916	810	668	106	13.1%	248	37.1%
Dispositions	—	—	1,739	—	—	(1,739)	(100.0)%
Total	60,314	57,988	46,648	2,326	4.0%	13,666	29.3%
Property operating expenses, including real estate taxes
Same-store	19,215	18,436	17,529	779	4.2%	1,686	9.6%
Non-same-store	6,329	4,753	345	1,576	33.2%	5,984	1,734.5%
Other properties	329	312	264	17	5.4%	65	24.6%
Dispositions	—	5	1,103	(5)	(100.0)%	(1,103)	(100.0)%
Total	25,873	23,506	19,241	2,367	10.1%	6,632	34.5%
Net operating income
Same-store	27,676	28,544	25,665	(868)	(3.0)%	2,011	7.8%
Non-same-store	6,178	5,445	702	733	13.5%	5,476	780.1%
Other properties	587	498	404	89	17.9%	183	45.3%
Dispositions	—	(5)	636	5	(100.0)%	(636)	(100.0)%
Total	$34,441	$34,482	$27,407	$(41)	(0.1)%	$7,034	25.7%

S-4

Reconciliation of Same-Store Controllable Expenses to Total Property Operating Expenses, Including Real Estate Taxes
Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses.

	(in thousands, except percentages)
	Three Months Ended March 31,
	2022	2021	$ Change	% Change

Controllable expenses
On-site compensation(1)	$4,745	$4,522	$223	4.9%
Repairs and maintenance	2,572	2,196	376	17.1%
Utilities	3,946	3,159	787	24.9%
Administrative and marketing	1,046	933	113	12.1%
Total	$12,309	$10,810	$1,499	13.9%

Non-controllable expenses
Real estate taxes	$5,242	$5,350	$(108)	(2.0)%
Insurance	1,664	1,369	295	21.5%
Total	$6,906	$6,719	$187	2.8%

Property operating expenses, including real estate taxes - non-same-store	$6,329	$345	$5,984	1,734.5%
Property operating expenses, including real estate taxes - other properties	329	264	65	24.6%
Property operating expenses, including real estate taxes - dispositions	—	1,103	(1,103)	(100.0)%
Total property operating expenses, including real estate taxes	$25,873	$19,241	$6,632	34.5%

(1)On-site compensation for administration, leasing, and maintenance personnel.
Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations
Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation.
Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets; and
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.
While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO

S-5

presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands, except per share amounts)
	Three Months Ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Funds From Operations
Net income (loss) available to common shareholders	$(10,196)	$(8,815)	$(11,099)	$19,931	$(6,474)
Adjustments:
Noncontrolling interests – Operating Partnership	(2,157)	(1,793)	(1,930)	1,386	(469)
Depreciation and amortization	31,001	30,418	22,447	19,308	19,992
Less depreciation – non real estate	(101)	(101)	(80)	(87)	(98)
Less depreciation – partially owned entities	(21)	(21)	(24)	(24)	(24)
(Gain) loss on sale of real estate	—	(678)	—	(26,840)	—
FFO applicable to common shares and Units	$18,526	$19,010	$9,314	$13,674	$12,927

Adjustments to Core FFO:
Non-cash casualty (gain) loss	25	—	—	—	—
Loss on extinguishment of debt	—	2	530	3	—
Technology implementation costs	103	535	625	447	413
Commercial lease termination proceeds	—	—	(450)	—	—
Acquisition related costs	—	90	140	—	—
Interest rate swap termination, amortization, and mark-to-market	(613)	(411)	5,353	—	—
Amortization of assumed debt	(115)	(26)	(27)	—	—
Other miscellaneous items	(4)	(61)	(3)	—	—
Core FFO applicable to common shares and Units	$17,922	$19,139	$15,482	$14,124	$13,340

Funds from operations applicable to common shares and Units	$18,526	$19,010	$9,314	$13,674	$12,927
Dividends to preferred unitholders	160	160	160	160	160
Funds from operations applicable to common shares and Units - diluted	$18,686	$19,170	$9,474	$13,834	$13,087

Core funds from operations applicable to common shares and Units	$17,922	$19,139	$15,482	$14,124	$13,340
Dividends to preferred unitholders	160	160	160	160	160
Core funds from operations applicable to common shares and Units - diluted	$18,082	$19,299	$15,642	$14,284	$13,500

Per Share Data
Earnings (loss) per share and Unit - diluted	$(0.68)	$(0.61)	$(0.81)	$1.48	$(0.49)
FFO per share and Unit - diluted	$1.01	$1.07	$0.60	$0.95	$0.92
Core FFO per share and Unit - diluted	$0.98	$1.08	$0.98	$0.98	$0.95

Weighted average shares and Units - diluted	18,542	17,868	15,922	14,514	14,282

S-6

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands)
	Three Months Ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Adjusted EBITDA
Net income (loss) available to common shareholders	$(8,589)	$(7,208)	$(9,492)	$21,538	$(4,867)
Adjustments:
Dividends to preferred unitholders	160	160	160	160	160
Noncontrolling interests – Operating Partnership	(2,157)	(1,793)	(1,930)	1,386	(469)
Income (loss) before noncontrolling interests – Operating Partnership	$(10,586)	$(8,841)	$(11,262)	$23,084	$(5,176)
Adjustments:
Interest expense	7,700	7,440	7,287	7,075	7,216
Loss on extinguishment of debt	—	2	530	3	—
Depreciation/amortization related to real estate investments	30,980	30,397	22,423	19,284	19,969
Non-cash casualty (gain) loss	25	—	—	—	—
Interest income	(464)	(644)	(769)	(583)	(407)
(Gain) loss on sale of real estate and other investments	—	(678)	—	(26,840)	—
Technology implementation costs	103	534	625	447	413
Commercial lease termination proceeds	—	—	(450)	—	—
Acquisition related costs	—	90	140	—	—
Interest rate swap termination and mark-to-market	(582)	(359)	5,361	—	—
Other miscellaneous items	(4)	(61)	(3)	—	—
Adjusted EBITDA	$27,172	$27,880	$23,882	$22,470	$22,015

S-7

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2022 (remainder)	$22,254	$—	$—	$22,254	2.6%	3.92%
2023	42,305	—	—	42,305	4.9%	4.02%
2024	—	—	—	—	—	—
2025	31,907	—	46,000	77,907	8.9%	3.03%
2026	53,125	—	—	53,125	6.1%	3.74%
Thereafter	375,372	300,000	—	675,372	77.5%	3.21%
Total debt	$524,963	$300,000	$46,000	$870,963	100.0%	3.29%

(1)Weighted average interest rate of debt that matures during the year.

	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Debt Balances Outstanding
Secured fixed rate - other mortgages	$326,113	$284,934	$293,547	$288,363	$295,001
Secured fixed rate - Fannie Mae credit facility	198,850	198,850	198,850	—	—
Unsecured fixed rate line of credit(1)	—	75,000	57,000	50,000	50,000
Unsecured variable rate line of credit	46,000	1,000	—	37,000	131,544
Unsecured term loans	—	—	—	145,000	145,000
Unsecured senior notes	300,000	300,000	300,000	175,000	175,000
Debt total	$870,963	$859,784	$849,397	$695,363	$796,545

Other mortgages rate	3.85%	3.81%	3.83%	3.90%	3.92%
Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	—	—
Lines of credit rate (rate with swap)	2.56%	4.22%	2.79%	2.24%	2.18%
Term loan rate (rate with swap)	—	—	—	4.19%	4.11%
Senior notes rate	3.12%	3.12%	3.12%	3.47%	3.47%
Total debt	3.29%	3.26%	3.23%	3.70%	3.37%

(1)The current rate on our line of credit is LIBOR plus 150 basis points. The LIBOR exposure on the line of credit was hedged using an interest rate swap with a notional of $75.0 million and a fixed rate of 2.81%. The interest rate swap was terminated in February 2022.

S-8

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Equity Capitalization
Common shares outstanding	15,365	15,016	14,281	14,045	13,220
Operating partnership units outstanding	997	832	845	881	950
Series E preferred units (as converted)	2,186	2,186	2,186	—	—
Total common shares and units outstanding	18,548	18,034	17,312	14,926	14,170
Market price per common share (closing price at end of period)	$98.12	$110.90	$94.50	$78.90	$68.00
Equity capitalization-common shares and units	$1,819,930	$1,999,971	$1,635,984	$1,177,661	$963,560
Recorded book value of preferred shares	$93,530	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$1,913,460	$2,093,501	$1,729,514	$1,271,191	$1,057,090

Series D Preferred Units	$22,412	$25,331	$21,585	$18,022	$16,560

Debt Capitalization
Total debt	$870,963	$859,784	$849,397	$695,363	$796,545
Total capitalization	$2,806,835	$2,978,616	$2,600,496	$1,984,576	$1,870,195

Total debt to total capitalization(1)	31.0%	28.9%	33.1%	35.0%	43.1%

(1)Total debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares and operating partnership units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period.

	Three Months Ended
	3/31/2022		12/31/2021		9/30/2021		6/30/2021		3/31/2021
Debt service coverage ratio(1)	2.93	x	3.17	x	2.75	x	2.62	x	2.53	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.50	x	2.68	x	2.32	x	2.21	x	2.14	x
Net debt/Adjusted EBITDA(2)	7.89	x	7.43	x	8.67	x	7.68	x	8.92	x
Net debt and preferred equity/Adjusted EBITDA(2)	8.96	x	8.50	x	9.88	x	8.92	x	10.17	x

Distribution Data
Common shares and Units outstanding at record date	16,363		15,848		15,126		14,926		14,171
Total common distribution declared	$11,944		$11,411		$10,890		$10,448		$9,919
Common distribution per share and Unit	$0.73		$0.72		$0.72		$0.70		$0.70
Payout ratio (Core FFO per diluted share and unit basis)(3)	74.5%		66.7%		73.5%		71.4%		73.7%

(1)Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(2)Net debt is the total debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(3)Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

S-9

CENTERSPACE
SAME-STORE FIRST QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q1 2022	Q1 2021	% Change	Q1 2022	Q1 2021	% Change	Q1 2022	Q1 2021	% Change
Denver, CO	1,457	$8,458	$7,665	10.3%	$2,468	$2,570	(4.0)%	$5,990	$5,095	17.6%
Minneapolis, MN	2,537	12,391	11,402	8.7%	5,398	4,880	10.6%	6,993	6,522	7.2%
North Dakota	2,421	8,157	7,949	2.6%	3,653	3,271	11.7%	4,504	4,678	(3.7)%
Omaha, NE	1,370	4,363	4,026	8.4%	1,898	1,762	7.7%	2,465	2,264	8.9%
Rochester, MN	1,121	5,003	4,643	7.8%	2,096	1,986	5.5%	2,907	2,657	9.4%
St. Cloud, MN	1,192	4,165	3,656	13.9%	2,084	1,635	27.5%	2,081	2,021	3.0%
Other Mountain West	1,221	4,354	3,853	13.0%	1,618	1,425	13.5%	2,736	2,428	12.7%
Same-Store Total	11,319	$46,891	$43,194	8.6%	$19,215	$17,529	9.6%	$27,676	$25,665	7.8%

	% of NOI Contribution	Weighted Average Occupancy (1)			Average Monthly Rental Rate (2)			Average Monthly Revenue per Occupied Home (3)
Regions		Q1 2022	Q1 2021	Growth	Q1 2022	Q1 2021	% Change	Q1 2022	Q1 2021	% Change
Denver, CO	21.6%	94.3%	93.7%	0.6%	$1,819	$1,683	8.1%	$2,052	$1,872	9.6%
Minneapolis, MN	25.3%	93.3%	93.0%	0.3%	1,583	1,503	5.3%	1,744	1,611	8.3%
North Dakota	16.3%	94.8%	96.2%	(1.4)%	1,103	1,061	4.0%	1,185	1,138	4.1%
Omaha, NE	8.9%	94.9%	95.1%	(0.2)%	1,000	912	9.6%	1,118	1,030	8.5%
Rochester, MN	10.5%	92.9%	95.5%	(2.6)%	1,518	1,376	10.3%	1,601	1,446	10.7%
St. Cloud, MN	7.5%	93.0%	94.6%	(1.6)%	1,120	970	15.5%	1,252	1,081	15.8%
Other Mountain West	9.9%	94.0%	97.7%	(3.7)%	1,155	987	17.0%	1,264	1,077	17.4%
Same-Store Total	100.0%	93.9%	94.7%	(0.8)%	$1,339	$1,236	8.3%	$1,471	$1,343	9.5%

(1)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-10

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q1 2022	Q4 2021	% Change	Q1 2022	Q4 2021	% Change	Q1 2022	Q4 2021	% Change
Denver, CO	1,457	$8,458	$8,163	3.6%	$2,468	$2,657	(7.1)%	$5,990	$5,506	0.4%
Minneapolis, MN	2,537	12,391	12,572	(1.4)%	5,398	5,145	4.9%	6,993	7,427	(5.8)%
North Dakota	2,421	8,157	8,155	—	3,653	3,273	11.6%	4,504	4,882	(7.7)%
Omaha, NE	1,370	4,363	4,222	3.3%	1,898	1,888	0.5%	2,465	2,334	5.6%
Rochester, MN	1,121	5,003	4,996	0.1%	2,096	2,174	(3.6)%	2,907	2,822	3.0%
St. Cloud, MN	1,192	4,165	4,576	(9.0)%	2,084	1,820	14.5%	2,081	2,756	(24.5)%
Other Mountain West	1,221	4,354	4,296	1.4%	1,618	1,479	9.4%	2,736	2,817	(2.9)%
Same-Store Total	11,319	$46,891	$46,980	(0.2)%	$19,215	$18,436	4.2%	$27,676	$28,544	(3.0)%

	% of NOI Contribution	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		Q1 2022	Q4 2021	Growth	Q1 2022	Q4 2021	% Change	Q1 2022	Q4 2021	% Change
Denver, CO	21.6%	94.3%	93.5%	0.8%	$1,819	$1,797	1.2%	$2,052	$1,997	2.8%
Minneapolis, MN	25.3%	93.3%	92.6%	0.7%	1,583	1,593	(0.6)%	1,744	1,807	(3.5)%
North Dakota	16.3%	94.8%	95.3%	(0.5)%	1,103	1,107	(0.4)%	1,185	1,178	0.6%
Omaha, NE	8.9%	94.9%	93.9%	1.0%	1,000	996	0.4%	1,118	1,094	2.2%
Rochester, MN	10.5%	92.9%	91.7%	1.2%	1,518	1,515	0.2%	1,601	1,620	(1.2)%
St. Cloud, MN	7.5%	93.0%	91.9%	1.1%	1,120	1,106	1.3%	1,252	1,392	(10.1)%
Other Mountain West	9.9%	94.0%	94.5%	(0.5)%	1,155	1,133	1.9%	1,264	1,241	1.9%
Same-Store Total	100.0%	93.9%	93.4%	0.5%	$1,339	$1,334	0.4%	$1,471	$1,487	(1.1)%

S-11

CENTERSPACE
PORTFOLIO SUMMARY(1)

	Three Months Ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Number of Apartment Homes at Period End
Same-Store	11,319	10,672	10,676	10,676	11,265
Non-Same-Store	3,519	3,769	3,599	903	903
All Communities	14,838	14,441	14,275	11,579	12,168

Average Monthly Rental Rate(2)
Same-Store	$1,339	$1,314	$1,279	$1,233	$1,200
Non-Same-Store	1,218	1,225	1,506	1,617	1,584
All Communities	$1,292	$1,291	$1,293	$1,263	$1,229

Average Monthly Revenue per Occupied Apartment Home(3)
Same-Store	$1,471	$1,463	$1,392	$1,333	$1,302
Non-Same-Store	1,271	1,306	1,606	1,739	1,705
All Communities	$1,424	$1,423	$1,397	$1,365	$1,332

Weighted Average Occupancy(4)
Same-Store	93.9%	93.4%	94.3%	94.9%	94.9%
Non-Same-Store	94.5%	94.7%	95.1%	94.2%	91.8%
All Communities	94.0%	93.7%	94.4%	94.8%	94.6%

Operating Expenses as a % of Scheduled Rent
Same-Store	41.0%	39.5%	41.8%	41.9%	42.9%
Non-Same-Store	50.6%	44.1%	39.9%	32.9%	34.9%
All Communities	43.0%	40.6%	41.6%	41.0%	42.1%

Capital Expenditures
Total Capital Expenditures per Apartment Home – Same-Store	$145	$369	$255	$159	$131

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
(4)Weighted average occupancy is the percentage resulting from dividing actual rental revenue by scheduled rent. The company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.

S-12

CENTERSPACE
CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended
Same Store Capital Expenditures	3/31/2022	3/31/2021
Total Same-Store Apartment Homes	11,319	11,319

Building - Exterior	$527	$484
Building - Interior	—	92
Mechanical, Electrical, & Plumbing	270	147
Furniture & Equipment	80	65
Landscaping & Grounds	92	67
Turnover	667	535
Capital Expenditures - Same-Store	$1,636	$1,390
Capital Expenditures per Apartment Home - Same-Store	$145	$123

Value Add	$5,570	$2,631
Total Capital Spend - Same-Store	$7,206	$4,021
Total Capital Spend per Apartment Home - Same-Store	$637	$355

	Three Months Ended
Capital Expenditures - All Properties	3/31/2022	3/31/2021
All Properties - Weighted Average Apartment Homes	14,839	11,575

Capital Expenditures	$1,841	$1,555
Capital Expenditures per Apartment Home	$124	$134

Value Add	5,570	2,631
Acquisition Capital	1,589	558
Total Capital Spend	9,000	4,744
Total Capital Spend per Apartment Home	$607	$410

	Three Months Ended
Value Add Capital Expenditures	3/31/2022	3/31/2021
Interior - Units
Same-Store	$2,637	$1,691
Non-Same-Store	—	—
Total Interior Units	$2,637	$1,691

Common Areas and Exteriors
Same-Store	$2,933	$940
Non-Same-Store	—	—
Total Common Areas and Exteriors	$2,933	$940

Total Value-Add Capital Expenditures
Same-Store	$5,570	$2,631
Non-Same-Store	—	—
Total Portfolio Value-Add	$5,570	$2,631

S-13

CENTERSPACE
2022 Financial Outlook
(in thousands, except per share and per home amounts)
Centerspace revised its outlook for 2022 in the table below.

	Three Months Ended	2022 Previous Outlook Range		2022 Revised Outlook Range
	March 31, 2022	Low	High	Low	High
	YTD Actual	Amount	Amount	Amount	Amount
Same-store growth
Revenue	$46,891	6.0%	8.0%	7.0%	9.0%
Controllable expenses	12,309	3.8%	5.3%	7.0%	9.0%
Non-controllable expenses	6,906	3.0%	4.5%	3.0%	4.5%
Total Expenses	$19,215	3.5%	5.0%	5.5%	7.5%
Same-store NOI	$27,676	8.0%	10.0%	8.0%	10.0%

Components of NOI
Same-store NOI	$27,676	$115,600	$118,100	$115,850	$118,150
Non-same-store NOI (1)	6,178	30,300	30,800	29,200	29,900
Other Commercial NOI	587	1,800	1,900	2,100	2,300
Total NOI	$34,441	$147,700	$150,800	$147,150	$150,350

(1) Previous outlook range was adjusted to reclassify NOI from non-same-store to other commercial.

Interest expense	$(7,715)	(32,200)	(31,700)	(32,200)	(31,700)
Preferred dividends	$(1,607)	(6,400)	(6,400)	(6,400)	(6,400)

Recurring income and expenses
Interest and other income	$1,040	$660	$700	$1,580	$1,750
General and administrative and property management	(6,753)	(27,800)	(27,100)	(27,625)	(26,975)
Casualty losses	(598)	(2,000)	(1,700)	(1,900)	(1,600)
Non-real estate depreciation and amortization	(101)	(430)	(390)	(375)	(325)
Non-controlling interest	(21)	(70)	(90)	(110)	(100)
Total recurring income and expenses	$(6,433)	$(29,640)	$(28,580)	$(28,430)	$(27,250)
FFO	$18,686	$79,460	$84,120	$80,120	$85,000

Non-core income and expenses
Casualty loss	$25	$600	$500	$500	$350
Technology implementation costs	103	990	890	950	850
Interest rate swap termination, amortization, and mark-to-market	(613)	—	—	200	200
Other miscellaneous items	(119)	—	—	(300)	(400)
Total non-core income and expenses	$(604)	$1,590	$1,390	$1,350	$1,000
Core FFO	$18,082	$81,050	$85,510	$81,470	$86,000

EPS - Diluted	$(0.68)	$(0.41)	$(0.16)	$(0.37)	$(0.11)
FFO per diluted share	$1.01	$4.25	$4.50	$4.26	$4.52
Core FFO per diluted share	$0.98	$4.33	$4.57	$4.33	$4.57
Weighted average shares outstanding - diluted	18,542	18,700	18,700	18,800	18,800

Additional Assumptions
Same-store capital expenditures (per home)	$145	$925	$975	$925	975
Value-add expenditures	$5,570	$21,000	$24,000	$21,000	$24,000
Investments	$116,874	$116,874	$116,874	$116,874	$116,874

S-14

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under “Non-GAAP Financial Measures and Reconciliations.” They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking.

		Previous Outlook		Revised Outlook
	Three Months Ended	12 Months Ended		12 Months Ended
	March 31, 2022	December 31, 2022		December 31, 2022
	Actual	Low	High	Low	High
Net income (loss) available to common shareholders	$(10,196)	$282	$4,922	$927	$5,747
Noncontrolling interests - Operating Partnership and Series E preferred units	(2,157)	(7,885)	(7,885)	(7,885)	(7,885)
Depreciation and amortization	31,001	86,923	86,923	86,923	86,923
Less depreciation - non real estate	(101)	(430)	(390)	(375)	(325)
Less depreciation - partially owned entities	(21)	(70)	(90)	(110)	(100)
Dividends to preferred unitholders	160	640	640	640	640
FFO applicable to common shares and Units	$18,686	$79,460	$84,120	$80,120	$85,000

Adjustments to Core FFO:
Casualty loss write off	25	600	500	500	350
Technology implementation costs	103	990	890	950	850
Interest rate swap termination and amortization	(613)	—	—	200	200
Other miscellaneous items	(119)	—	—	(300)	(400)
Core FFO applicable to common shares and Units	$18,082	$81,050	$85,510	$81,470	$86,000

Earnings per share - diluted	$(0.68)	$(0.41)	$(0.16)	$(0.37)	$(0.11)
FFO per share - diluted	$1.01	$4.25	$4.50	$4.26	$4.52
Core FFO per share - diluted	$0.98	$4.33	$4.57	$4.33	$4.57
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Previous Outlook		Revised Outlook
	Three Months Ended	12 Months Ended		12 Months Ended
	March 31, 2022	December 31, 2021		December 31, 2021
	Actual	Low	High	Low	High
Operating income	$(3,911)	$30,977	$35,077	$30,702	$34,852
Adjustments:
General and administrative and property management expenses	6,753	27,800	27,100	27,625	26,975
Casualty loss	598	2,000	1,700	1,900	1,600
Depreciation and amortization	31,001	86,923	86,923	86,923	86,923
Net operating income	$34,441	$147,700	$150,800	$147,150	$150,350

S-15